SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of
    [ ]  Definitive Proxy Statement             the Commission Only
    [X]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMMERCIAL FEDERAL CORPORATION
    ...........................................................................
              (Name of Registrant as Specified in Its Charter)

                                     N/A
    ...........................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

    Payment of Filing Fee (Check the appropriate box):

    [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

    [ ]  Fee paid previously with preliminary materials.
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:





         3)   Filing Party:

         4)   Date Filed:





          SUPPLEMENTAL INFORMATION CONCERNING AN ADDITIONAL PARTICIPANT
               IN COMMERCIAL FEDERAL CORPORATION PROXY SOLICITATION



                   Mr. Robert D. Taylor, formerly Chairman, President and Chief Executive Officer of Railroad Financial Corporation, may assist in soliciting proxies from Commercial Federal Corporation stockholders. Mr. Taylor currently serves as a consultant to Commercial Federal, with a principal business address at 28 Park View Road, Hesston, Kansas 67062. Mr. Taylor beneficially owns 111,968 shares of Commercial Federal common stock, including options to purchase 6,388 shares. All of such shares were acquired in connection with Commercial Federal's acquisition of Railroad on October 2, 1995.